Scudder
GNMA
Fund


Semiannual Report
September 30, 1998

Pure No-Load(TM) Funds





A pure no-load(TM) (no sales charges) mutual fund which seeks high current income primarily from U.S. Government guaranteed mortgage-backed ("Ginnie Mae") securities.

SCUDDER        (logo)

                                Scudder GNMA Fund

--------------------------------------------------------------------------------
Date of Inception: 7/5/85    Total Net Assets as of      Ticker Symbol:  SGMSX
                            9/30/98: $395.4 million
--------------------------------------------------------------------------------

o Scudder GNMA Fund returned 4.97% for the six months ended September 30, beating the 4.59% average return of the 51 comparable funds tracked by Lipper Analytical Services for the same period.


o The management team increased the Fund's exposure to Treasuries in an effort to maintain the portfolio's overall duration and benefit from interest rate declines.


o Positions in higher coupon mortgage-backed securities that are more sensitive to prepayments were reduced in favor of newly issued, lower coupon bonds.


S We believe the outlook for GNMAs over the next six months is positive due to their historically high yields in relation to Treasuries.




                                Table of Contents

   3  Letter from the Fund's President    10  Financial Statements
   4  Performance Update                  13  Financial Highlights
   5  Portfolio Summary                   14  Notes to Financial Statements
   6  Portfolio Management Discussion     20  Officers and Trustees
   8  Glossary of Investment Terms        21  Investment Products and Services
   9  Investment Portfolio                22  Scudder Solutions


                             2 - Scudder GNMA Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present this semiannual report on the Scudder GNMA Fund for the six-month period ended September 30, 1998. The Fund posted a 4.97% total return for the period, beating its unmanaged benchmark, the Lehman Brothers GNMA Index, which returned 4.28%. As of September 30, the Fund provided a 30-day net annualized SEC yield of 5.48%. Please read the Portfolio Management Discussion beginning on page 6 for additional information.

     Investors have begun to demonstrate renewed interest in fixed income securities as anticipation of a possible slowdown in economic and profit growth have tempered expectations for U.S. equities. Bond mutual funds are often an attractive vehicle for investors seeking relative safety and consistency of returns. We believe that Scudder GNMA Fund, with its long-term record of solid performance, is an excellent fit for many investors seeking these distinct benefits. Over the long term, a diversified approach to investing which utilizes multiple asset classes such as international, small-cap, and fixed income securities, in our opinion, can provide the best opportunity for attractive returns and reduced risk.

     For those of you interested in new Scudder products, we recently introduced two new products that provide a monthly dividend. Scudder Corporate Bond Fund will invest in a diversified portfolio of primarily investment grade bonds, making it a compelling choice for investors seeking high monthly income, as well as those wishing to increase their fixed income exposure. Scudder Prime Reserves Money Market Fund, which will pay monthly income while striving to maintain a stable $1.00 share price, is designed as a vehicle for investors seeking a higher paying alternative to a traditional savings account. For more information on these offerings, please do not hesitate to call Investor Relations at 1-800-225-2470.

     If you have questions about Scudder GNMA Fund or any other Scudder product, please call the number above or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder GNMA Fund

                             3 - Scudder GNMA Fund

PERFORMANCE UPDATE as of September 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
--------------------------------------------
Period Ended  Growth of             Average
9/30/98        $10,000  Cumulative  Annual
--------------------------------------------
SCUDDER GNMA FUND
--------------------------------------------
1 Year         $10,878      8.78%    8.78%
5 Year         $13,598     35.98%    6.34%
10 Year        $21,989    119.89%    8.20%

--------------------------------------------
LEHMAN BROTHERS GNMA INDEX
--------------------------------------------
1 Year         $10,838      8.38%    8.38%
5 Year         $14,257     42.57%    7.35%
10 Year        $24,052    140.52%    9.17%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

SCUDDER GNMA FUND
Year            Amount
----------------------
'88            $10,000
'89            $10,870
'90            $11,806
'91            $13,612
'92            $15,195
'93            $16,171
'94            $15,613
'95            $17,618
'96            $18,537
'97            $20,214
'98            $21,989

LEHMAN BROTHERS MORTGAGE GNMA INDEX
Year            Amount
----------------------
'88            $10,000
'89            $11,131
'90            $12,181
'91            $14,204
'92            $15,826
'93            $16,870
'94            $16,666
'95            $19,010
'96            $20,127
'97            $22,195
'98            $24,052

The unmanaged Lehman Brothers Mortgage GNMA Index is a value-weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30

                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $ 14.35 $ 14.30 $ 15.19 $ 15.61 $ 15.30 $ 13.84 $ 14.61 $ 14.43 $ 14.74 $ 15.09
INCOME DIVIDENDS..   $  1.26 $  1.25 $  1.22 $  1.28 $  1.27 $   .95 $   .95 $   .92 $   .96 $   .90
FUND TOTAL
RETURN (%)........      8.70    8.61   15.29   11.63    6.42   -3.45   12.85    5.22    9.05    8.78
INDEX TOTAL
RETURN (%)........     11.31    9.45   16.61   11.43    6.59   -1.22   14.07    5.88   10.27    8.38

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                              4 - Scudder GNMA Fund

                   Portfolio Summary as of September 30, 1998

Diversification
---------------------------------------

   Government National Mortgage
   Association                     90%
   U.S. Treasury Obligations        7%
   Cash Equivalents                 3%
   ------------------------------------
                                  100%
   ------------------------------------


We increased our holdings in Treasuries in order to add greater interest rate exposure to the Fund.



GNMA Coupons*
---------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      0-Less than 7%               21%
      7-Less than 8%               61%
      8-Less than 9%               14%
      9% or greater                 4%
   ------------------------------------
                                  100%
   ------------------------------------
   *Excludes Cash Equivalents and
    U.S. Treasury Obligations


In response to increased prepayment risk, we lowered our weighting in 8% coupon mortgages, and raised our position in 6%, 6 1/2% and 7% coupons.



Effective Maturity
---------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

      0-5 years                    38%
      5-10 years                   61%
      Greater than 10 years         1%
   ------------------------------------
                                  100%
   ------------------------------------


Since newly issued mortgages are less likely to be refinanced, we added to our holdings in GNMA's with shorter effective maturities.











For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                              5 - Scudder GNMA Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager Richard Vandenberg and Portfolio Manager Scott Dolan discuss Scudder GNMA Fund's strategy and the market environment over the six-month period ended September 30, 1998.

Q: How did the Fund perform over the period?

A: The Fund posted a total return of 4.97%, beating the 4.28% return of its unmanaged benchmark, the Lehman Brothers GNMA Index. This performance also placed the Fund in the top 25% of the 51 GNMA funds tracked by Lipper Analytical Services. As of September 30, Scudder GNMA Fund's 30-day net annualized SEC yield was 5.48%.

Q: What is the investment strategy of the Fund?

A: The Fund seeks to provide high current income with an emphasis on total return. We actively manage exposure to prepayment risk by analyzing refinancing expectations and adjusting our weighting between seasoned mortgages, which tend to have more predictable prepayment characteristics, and those that have been more recently issued. In addition, we may also buy Treasury notes and bonds that offer lower yields, but contain no prepayment risk.

When investing for the Fund we employ a "top down" approach, and make four primary decisions: the portfolio's sensitivity to changes in interest rates (duration), the Fund's sector allocation between GNMAs and Treasuries, the vintage and seasoning of the bonds, and the points along the yield curve at which the Fund should have exposure. When selecting individual mortgage securities, we seek value through intensive analysis of prepayment expectations, price relationships among mortgages with different coupons, and projected total return.

Q: The past six months have been a tumultuous time in the bond market. What happened?

A: Interest rates moved lower during the period as the financial crisis in Japan and the Pacific Rim intensified and Russia defaulted on its debt, causing investors to seek the safe haven of U.S. Treasuries. Lower stock prices and the much-publicized financial difficulties at large hedge funds and brokerage firms combined to add further fuel to the rally in bonds. The Federal Reserve


THE PRINTED DOCUMENT CONTAINS A BOXED IN CALLOUT HERE

--------------------------------------------------------------------------------
                     How do mortgage-backed securities work?

   GNMA securities, like Treasuries, are backed by the full faith and credit of the U.S. government. Each GNMA bond represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. Consequently, an increase in prepayments will generally cause mortgages to underperform. If interest rates rise, principal will be repaid more slowly, but GNMA investors may receive lower total returns as the prices of previously issued securities with lower coupon rates decline. As a result, GNMA funds tend to perform best in stable interest rate environments.
--------------------------------------------------------------------------------

                             6 - Scudder GNMA Fund
responded to the increasing risks by cutting the Federal Funds rate by a quarter point, a move that provided additional strength to bond prices amid an environment of low inflation and robust domestic economic growth. The combination of these factors led to a decline in long-term interest rates to a level not seen in over 25 years.

Q: Given the rapid decline in interest rates, were prepayments a factor in this period?

A: Yes. The frequency of refinancing increased as borrowers took advantage of low mortgage rates. The activity was particularly strong in higher coupon mortgages, since homeowners are much more likely to refinance a mortgage that has become expensive in relation to the prevailing rates. Fears of further interest rate declines combined with the increased refinancing activity to severely disrupt the mortgage market, sending GNMA yields to multiyear highs in relation to the yields on Treasuries. Within the mortgage market, GNMAs outperformed FNMA and FHLMC mortgages as the greater prepayment protection and higher credit quality of GNMAs led to stronger demand for those issues. GNMAs are often an attractive vehicle for investors who place a priority on high credit quality, but who are seeking higher yields than Treasuries.

Q: In light of this strategy and the unusual environment, how did you position the Fund?

A: While ordinarily this scenario might place downward pressure on the Fund's share price, our increased allocation to Treasuries and reduction in higher coupon mortgages allowed the Fund to participate in the bond market rally. Expecting a low level of volatility early in the year, we invested nearly 100% of the portfolio in mortgages to try to capture the full benefit of the sector's income potential. As the year progressed, our conviction that interest rates would move lower intensified. Given this view and the growing risk lower interest rates posed to the mortgage market, we increased our portfolio allocation in Treasuries to 7.0%. In hindsight, this decision proved to be quite important as Treasuries dramatically outperformed GNMAs in the time period. Another critical decision was to reduce the Fund's exposure to higher coupon 7.5% and 8% GNMAs in favor of lower coupon issues. The same concern caused us to overweight newly issued GNMAs, which tend to refinance less actively than moderately seasoned issues.

Q: What is your outlook for the GNMA sector of the bond market?

A: We expect the GNMA sector to perform very well over the next six months as investors become attracted to the historically wide yield spreads of GNMAs relative to Treasuries. The most notable aspect of the global financial crisis thus far has been the strong performance of Treasuries in comparison to the mortgage issues and lower credit quality sectors, such as corporate bonds and emerging market bonds. In the event the financial markets remain unstable, we would expect investors would find comfort in the higher credit quality that GNMAs offer relative to other bond market sectors. It is our expectation that over the next six months, we will gradually add to our GNMA holdings as the impact of the current financial crisis becomes clearer. We believe that over time Scudder GNMA Fund will continue to be appropriate for investors seeking a conservative, income-producing portion of a well-diversified portfolio.


                             7 - Scudder GNMA Fund

                          Glossary of Investment Terms

COUPON The interest rate on a bond the issuer (in the case of GNMA securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a GNMA security with a 10% coupon would pay $100 on $1,000 of the face amount each year.

DURATION A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis point (one single percentage point) change in yield. A duration of 5, for example, means that the price of a bond will fall by approximately 5% for a 100-basis point increase in interest rates (and vice versa).

GNMA A security, backed by a pool of individual mortgages and guaranteed by the Government National Mortgage Association (Ginnie Mae), which passes the interest and principal payments through to investors. Homeowners make their mortgage payments to a bank; after deducting a service charge, the bank forwards the mortgage payments to the holders of GNMA securities.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The standard yardstick, based on a combination of
                           share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD CURVE                A graph plotting the yields of all bonds of the same
                           quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

YIELD SPREAD               The difference in yield between two types of bonds.
                           A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                             8 - Scudder GNMA Fund

            Investment Portfolio as of September 30, 1998 (Unaudited)

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 9/30/1998 at
  5.45%, to be repurchased at $10,575,600 on 10/1/1998, collateralized by a                                       ------------
  $10,875,000 U.S. Treasury Bond, 3.625%, 1/15/2007 (Cost $10,574,000) ..................     10,574,000            10,574,000
                                                                                                                  ------------
U.S. Treasury Obligations 7.7%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 11/15/2005 ..................................................      8,000,000             8,718,720
U.S. Treasury Note, 6.125%, 8/15/2007 ...................................................      2,000,000             2,238,740
U.S. Treasury Bond, 6.25%, 8/15/2023 ....................................................     14,400,000            16,481,232
U.S. Treasury Bond, 6.125%, 11/15/2027 ..................................................      2,450,000             2,824,385
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $29,530,493)                                                                  30,263,077
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 91.1%*
------------------------------------------------------------------------------------------------------------------------------
6%, 9/15/2028 (c) .......................................................................      4,700,000             4,720,539
6.5% with various maturities to 9/15/2028 (c) ...........................................     69,465,375            71,070,751
7.0% with various maturities to 9/15/2028 (b) ...........................................    135,140,056           139,493,459
7.5% with various maturities to 9/15/2028 (c) ...........................................     78,562,695            81,481,762
8.0% with various maturities to 12/15/2023 (b) ..........................................     46,957,638            49,067,799
9.0% with various maturities to 12/15/2022 (b) ..........................................     13,535,919            14,563,701
------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $355,640,979)                                                 360,398,011
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                               % of
                                                                                            Net Assets
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio (Cost $395,745,472) (a) ......................................     101.5                401,235,088
Other Assets and Liabilities, Net .......................................................      (1.5)                (5,819,670)
                                                                                             ------               ------------
Net Assets ..............................................................................     100.0                395,415,418
                                                                                             ======               ============

  (a) Cost for federal income tax purposes was $395,745,472. At September 30, 1998, net unrealized appreciation for all securities based on tax cost was $5,489,616. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,498,178 and unrealized depreciation for all securities in which there was an excess of tax cost over market value of $8,562.

  (b) At September 30, 1998, these pools, in part or in whole, have been segregated to cover when-issued or forward delivery pools.

  (c) When-issued or forward delivery pools included.

   * The investments in mortgage-backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                             9 - Scudder GNMA Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                      as of September 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $395,745,472) ..............       $ 401,235,088
                 Cash ...............................................................              27,244
                 Receivable for investments sold ....................................          26,152,903
                 Receivable for Fund shares sold ....................................             100,692
                 Interest receivable ................................................           2,302,516
                 Other assets .......................................................              12,011
                                                                                           ----------------
                 Total assets .......................................................         429,830,454

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................           5,149,903
                 Payable for when-issued and forward delivery pools .................          28,098,453
                 Payable for Fund shares redeemed ...................................             280,213
                 Dividends payable ..................................................             505,343
                 Accrued management fee .............................................             203,966
                 Other payables and accrued expenses ................................             177,158
                                                                                           ----------------
                 Total liabilities ..................................................          34,415,036
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 395,415,418
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ..............           5,489,616
                 Accumulated net realized gain (loss) ...............................         (18,706,006)
                 Paid-in capital ....................................................         408,631,808
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 395,415,418
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($395,415,418 / 26,198,958 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................              $15.09
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                             10 - Scudder GNMA Fund

                             Statement of Operations

                 six months ended September 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $  13,313,085
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................          1,211,902
                 Services to shareholders ............................................            408,857
                 Trustees' fees and expenses .........................................             20,744
                 Custodian and accounting fees .......................................             45,735
                 Reports to shareholders .............................................             40,874
                 Legal ...............................................................              6,206
                 Auditing ............................................................             18,775
                 Registration fees ...................................................             16,060
                 Other ...............................................................              6,680
                                                                                           ----------------
                                                                                                1,775,833
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         11,537,252
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................          2,289,853
                 Futures .............................................................            168,280
                                                                                           ----------------
                                                                                                2,458,133
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................          4,984,324
                 Futures .............................................................             (7,650)
                                                                                           ----------------
                                                                                                4,976,674
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     7,434,807
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  18,972,059
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder GNMA Fund

                       Statements of Changes in Net Assets

                                                                                            Six Months
                                                                                              Ended
                                                                                           September 30,      Year Ended
                                                                                              1998             March 31,
Increase (Decrease) in Net Assets                                                          (Unaudited)           1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................................       $ 11,537,252      $ 24,804,253
                 Net realized gain (loss) from investment transactions .............          2,458,133         7,697,612
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .......................          4,976,674         5,956,931
                                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ......................................................         18,972,059        38,458,796
                 Distributions to shareholders from net investment
                   income ..........................................................        (11,537,252)      (24,804,253)
                                                                                         ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .........................................         41,010,024        73,746,402
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...................................          8,396,060        18,027,356
                 Cost of shares redeemed ...........................................        (53,870,293)      (95,991,645)
                                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ....................................................         (4,464,209)       (4,217,887)
                                                                                         ----------------  ----------------
                 Increase (decrease) in net assets .................................          2,970,598         9,436,656
                 Net assets at beginning of period .................................        392,444,820       383,008,164
                                                                                         ----------------  ----------------
                 Net assets at end of period .......................................       $395,415,418      $392,444,820
                                                                                         ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .........................         26,503,842        26,796,857
                                                                                         ----------------  ----------------
                 Shares sold .......................................................          2,754,186         5,020,317
                 Shares issued to shareholders in reinvestment of
                   distributions ...................................................            563,384         1,225,867
                 Shares redeemed ...................................................         (3,622,454)       (6,539,199)
                                                                                         ----------------  ----------------
                 Net increase (decrease) in Fund shares ............................           (304,884)         (293,015)
                                                                                         ----------------  ----------------
                 Shares outstanding at end of period ...............................         26,198,958        26,503,842
                                                                                         ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder GNMA Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        Six Months
                                                           Ended
                                                       September 30,
                                                           1998                     Years Ended March 31,
                                                        (Unaudited)       1998        1997       1996        1995      1994(b)
----------------------------------------------------------------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------
Net asset value, beginning of period ...............      $ 14.81       $ 14.29     $ 14.54    $ 14.07     $ 14.33     $ 15.52
                                                        --------------------------------------------------------------------------
Income from investment operations:
Net investment income ..............................          .44           .94         .93        .94         .93        1.12
Net realized and unrealized gain (loss) on
  investment transactions ..........................          .28           .52        (.25)       .47        (.26)      (1.19)
                                                        --------------------------------------------------------------------------
Total from investment operations ...................          .72          1.46         .68       1.41         .67        (.07)
                                                        --------------------------------------------------------------------------
Less distributions from:
Net investment income ..............................         (.44)         (.94)       (.93)      (.94)       (.92)      (1.12)
Net realized gains on investment transactions ......           --            --          --         --          --          --
Tax return of capital ..............................           --            --          --         --        (.01)         --
                                                        --------------------------------------------------------------------------
Total distributions ................................         (.44)         (.94)       (.93)      (.94)       (.93)      (1.12)
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------
Net asset value, end of period .....................      $ 15.09       $ 14.81     $ 14.29    $ 14.54     $ 14.07     $ 14.33
                                                        --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ...................................         4.97**       10.44        4.81      10.20        4.94        (.64)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............          395           392         383        425         429         544
Ratio of operating expenses to average daily
  net assets (%) ...................................          .92*         1.02         .96        .94         .95         .87
Ratio of net investment income to average net
  assets (%) .......................................         5.96*         6.38        6.44       6.45        6.65        7.35
Portfolio turnover rate (%) ........................        316.5(a)*     197.2(a)    188.0      157.8       220.5(a)    272.1(a)

(a) The portfolio turnover rates including mortgage dollar roll transactions were 331.8%, 250.8%, 255.4% and 392.5%, for the periods ended September 30, 1998, March 31, 1998, 1995 and 1994, respectively.
(b) Per share amounts have been calculated using monthly average shares outstanding.
*   Annualized
**  Not annualized


                             13 - Scudder GMNA Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1998, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities and purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             14 - Scudder GNMA Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at the same price on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee, or alternatively, a lower price for the security upon its repurchase.

The counterparty receives all principal and interest payments, including prepayments, made in respect of the security while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 1998, the Fund had a net tax basis capital loss carryforward of approximately $21,164,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. Therefore, the Fund intends to distribute these amounts to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in mortgage-backed securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

                             15 - Scudder GNMA Fund

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1998, purchases and sales of investment securities (excluding short-term investments, mortgage dollar roll transactions and direct U.S. Government obligations) aggregated $439,362,777 and $446,003,930, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $29,336,793 and $29,364,020, respectively. Purchases and sales of direct U.S. Government obligations aggregated $180,918,022 and $162,821,742, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1998 was $184,415,478 and $187,414,078, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of the Fund's average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the six months ended September 30, 1998, the fees pursuant to these agreements amounted to $1,211,902, of which $203,966 is unpaid at September 30, 1998. This was equivalent to an annualized effective rate of 0.63% of the Fund's average daily net assets.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees for the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Board of Trustees for the Fund will seek shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SSC aggregated $285,238, of which $48,426 is unpaid at September 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by STC aggregated $86,078, of which $14,612 is unpaid at September 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the

                             16 - Scudder GNMA Fund

Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At September 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $28,309.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1998, the amount charged to the Fund by SFAC aggregated $39,279, of which $6,773 is unpaid at September 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1998, Trustees' fees and expenses aggregated $20,744.

                             17 - Scudder GNMA Fund

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                                  intentionally
                                   left blank.





                             18 - Scudder GNMA Fund

                                    This Page
                                  intentionally
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                             19 - Scudder GNMA Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Richard L. Vandenberg*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                             20 - Scudder GNMA Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             21 - Scudder GNMA Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             22 - Scudder GNMA Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             23 - Scudder GNMA Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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